UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2009
Date of Report (Date of earliest event reported):

NEW FRONTIER ENERGY, INC
(Exact name of registrant as specified in charter)

Colorado	0-50472	84-1530098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1789 W. Littleton Blvd. Littleton, CO 80120
(Address of principal executive offices)

(303) 730-9994
Registrant's telephone number, including area code

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        Effective December 11, 2009, Paul G. Laird resigned as a member of the Board of Directors of New Frontier Energy, Inc. (the “Company”). Mr. Laird advised that he is not in agreement with many of the Company's operations, policies and practices.  Copies of the written correspondence received by the Company and its agents from Mr. Laird relating to his resignation are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit

99.1 Email from Mr. Laird to the Board of Directors dated December 11, 2009

99.2 Email from Mr. Laird to Counsel to the Company dated December 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER ENERGY, INC.

Date: December 16, 2009	By:	/s/ Samyak Veera
Samyak Veera, Chairman